UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2024

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Grant Street, Suite 2000, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh (“Bank”) to amend the Current Report on Form 8-K filed on November 12, 2024, in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which the re-elected Directors shall serve in 2025.

On December 12, 2024, the Board approved:

1) Brendan J. McGill, President and CEO, Harleysville Bank to serve as Chair of the Board of Directors and to serve on the Diversity Equity & Inclusion Committee, the Enterprise Risk Management Committee, and the Executive Committee ;

2) Mr. James V. Dionise, Director, NexTier Bank to serve as Chair of the Audit Committee, and Vice Chair of the Finance Committee, and to serve on the on the Diversity Equity & Inclusion Committee, the Enterprise Risk Management Committee, and the Executive Committee;

3) Romulo L. Diaz Jr., Principal, Turtle on Post, LLC to serve as Chair of the Diversity, Equity & Inclusion Committee, Vice Chair of the Human Resources Committee and to serve on the Enterprise Risk Management Committee and the Executive Committee; and

4) Dr. Howard Slaughter, President Habitat for Humanity of Greater Pittsburgh, to serve as Chair of the Governance and Public Policy Committee, and to serve on the Diversity Equity & Inclusion Committee, the Enterprise Risk Management Committee and the Executive Committee.

In addition, the Board approved the following standing Board Committee assignments for 2025 for both the reelected and all other directors. The composition of each Committee of the Board of Directors for 2025 is:

AUDIT

Mr. James V. Dionise, Chair

Mr. Thomas Bailey, Vice Chair

Ms. Barbara Adams

Ms. Angel L. Helm

Ms. Blanche L. Jackson

DIVERSITY, EQUITY & INCLUSION

Mr. Romulo L. Diaz, Jr., Esq., Chair

Ms. Blanche L. Jackson, Vice Chair

This is a committee of the whole Board of Directors.

ENTERPRISE RISK MANAGEMENT

Mr. Thomas Bailey, Chair

Mr. Joseph W. Major, Vice Chair

This is a committee of the whole Board of Directors.

FINANCE

Ms. Angel L. Helm, Chair

Mr. James V. Dionise, Vice Chair

Mr. Romulo L. Diaz, Jr., Esq.

Mr. Thomas A. Hendry

Mr. Nathaniel S. Bonnell

GOVERNANCE & PUBLIC POLICY

Dr. Howard B. Slaughter, Jr., Chair

Mr. Joseph W. Major, Vice Chair

Ms. Sheryl Jordan

Mr. Thomas H. Murphy

HUMAN RESOURCES

Ms. Jeane M. Vidoni, Chair

Mr. Romulo L. Diaz, Jr., Esq., Vice Chair

Mr. Joseph W. Major

Mr. Thomas A. Hendry

Ms. Sheryl Jordan

MEMBER CREDIT AND COMMUNITY INVESTMENT COMMITTEE (FORMERLY AHPS)

Mr. Glenn R. Brooks, Chair

Ms. Barbara Adams, Vice Chair

Mr. Thomas Bailey

Ms. Blanche L. Jackson

Ms. Jeane M. Vidoni

OPERATIONAL RISK

Mr. Thomas H. Murphy, Chair

Mr. Glenn R. Brooks, Vice Chair

Nathaniel S. Bonnell

Dr. Howard B. Slaughter, Jr.

EXECUTIVE

Mr. Brendan J. McGill, Chair

Ms. Louise M. Herrle, Vice Chair

Mr. Thomas Bailey

Mr. Glenn R. Brooks

Mr. Romulo Diaz, Jr., Esq.

Mr. James V. Dionise

Ms. Angel L. Helm

Mr. Thomas H. Murphy

Dr. Howard B. Slaughter, Jr.

Ms. Jeane M. Vidoni

On December 14, 2023, Mr. Brendan J. McGill was elected Board Chair for the term beginning January 1, 2024 and ending December 31, 2025 and Ms. Louise M. Herrle was re-elected Board Vice Chair for the same term. Mr. McGill and Ms. Herrle are voting members of the Executive, Enterprise Risk, and DEI Committees and ex officio non-voting members of the other Board standing committees. Directors will continue to be compensated in accordance with the 2024 Directors’ Compensation Policy (2024 Policy) as follows: 1) $152,000 for the Board Chair; 2) $140,000 for the Vice Chair of the Board, 3) $132,000 for the Audit, Enterprise Risk, and Human Resources Committee Chairs, 4) $130,210 for each other Committee Chairs, and 5) $123,000 for each of the other Directors. The 2025 Policy is subject to non-objection from the Federal Housing Finance Agency.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 17, 2024	By:	/s/ Peggy Delinois Hamilton
Name: Peggy Delinois Hamilton
Title: General Counsel and Corporate Secretary